Cash and cash equivalents	6 Months Ended
Jun. 30, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents

Note 13	Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

in € thousand	June 30, 2025	December 31, 2024
Cash in hand	—	1
Cash at bank	161,307	168,269
CASH AND CASH EQUIVALENTS	161,307	168,271
In 2025, the minimum liquidity requirement for the Group according to the Deerfield & Orbimed Loan Agreement (D&O Loan Agreement) (see Note 14.1) is €35.0 million. Cash at June 30, 2025 includes
€20.1 million of net proceeds from the At The Market (ATM) transactions with leading U.S. institutional healthcare specialist investors Novo Holdings A/S and Frazier Life Science.